UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 3, 2020
NuStar Energy L.P.
(Exact name of registrant as specified in its charter)

Delaware	001-16417	74-2956831
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

19003 IH-10 West
San Antonio, Texas 78257
(Address of principal executive offices)
(210) 918-2000
(Registrant’s telephone number, including area code)
Not applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common units	NS	New York Stock Exchange
Series A Fixed-to-Floating Rate Cumulative Redeemable Perpetual Preferred Units	NSprA	New York Stock Exchange
Series B Fixed-to-Floating Rate Cumulative Redeemable Perpetual Preferred Units	NSprB	New York Stock Exchange
Series C Fixed-to-Floating Rate Cumulative Redeemable Perpetual Preferred Units	NSprC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01  Entry into a Material Definitive Agreement.

On September 3, 2020, NuStar Energy L.P. (the “Partnership”) entered into the Fifth Amendment to Receivables Financing Agreement, dated as of September 3, 2020, by and among NuStar Finance, LLC, as Borrower, the Partnership, as initial Servicer, and PNC Bank, National Association (the “Amendment”). The Amendment amends the Receivables Financing Agreement dated as of June 15, 2015, as amended, by and among NuStar Finance LLC, the Partnership, the Lenders and Group Agents from time to time party thereto and PNC Bank, National Association (the “Receivables Financing Agreement”) primarily to: (1) extend the Scheduled Termination Date (as defined in the Receivables Financing Agreement) from September 20, 2021 to September 20, 2023; (2) reduce the Facility Limit (as defined in the Receivables Financing Agreement) from $125,000,000 to $100,000,000; (3) amend certain provisions with respect to receivables related to certain customers; (4) provide that the failure to satisfy the Consolidated Debt Coverage Ratio set forth in Section 6.11 of the Amended and Restated 5-Year Revolving Credit Agreement, dated as of October 29, 2014, among NuStar Logistics, L.P., the Partnership, the lenders party thereto and JPMorgan Chase Bank, N.A., as amended, would constitute an Event of Default under the Receivables Financing Agreement; (5) increase the floor rate included in the definition of LMIR contained in the Receivables Financing Agreement; and (6) incorporate LMIR replacement provisions.

The foregoing summary is qualified in its entirety by the text of the Amendment, a copy of which is filed as Exhibit 10.01 to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth above under Item 1.01 is incorporated by reference into this Item 2.03.

Item 9.01 Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit Number	Exhibit
Exhibit 10.01
Fifth Amendment to Receivables Financing Agreement, dated as of September 3, 2020, by and among NuStar Finance, LLC, as Borrower, NuStar Energy L.P., as initial Servicer, and PNC Bank, National Association

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NUSTAR ENERGY L.P.

	By:	Riverwalk Logistics, L.P.
its general partner

		By:	NuStar GP, LLC
its general partner

Date: September 3, 2020			By:	/s/ Amy L. Perry
			Name:	Amy L. Perry
			Title:	Executive Vice President-Strategic Development and General Counsel